Exhibit 10.4

REPAYMENT GUARANTY

THIS REPAYMENT GUARANTY (as amended, modified, extended, and renewed from time to time, the “Guaranty”), dated as of March 14, 2007, is made by FRANKLIN COVEY PRINTING, INC., a Utah corporation, FRANKLIN DEVELOPMENT CORPORATION, a Utah corporation, FRANKLIN COVEY TRAVEL, INC., a Utah corporation, FRANKLIN COVEY CATALOG SALES, INC., a Utah corporation, FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation, FRANKLIN COVEY PRODUCT SALES, a Utah corporation, FRANKLIN COVEY SERVICES, L.L.C., a Utah limited liability company, and FRANKLIN COVEY MARKETING, LTD., a Utah limited partnership (individually and collectively, as the context requires, and jointly and severally, “Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), in conjunction with the Loan made to FRANKLIN COVEY CO., a Utah corporation (“Borrower”), by Lender pursuant to the Loan Agreement.

1.  DEFINITIONS. Except as otherwise provided in this Guaranty, all terms defined in the Loan Agreement shall have the same meaning when used in this Guaranty. In addition, the following terms shall have the following meanings:

(a)  “Change of Control” (a) means the closing of a sale or other disposition of all or substantially all of Guarantor’s assets; (b) shall be deemed to have occurred at such time as a “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), becomes the “beneficial owner” (as defined in Rule 13d3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than fifty percent (50%) of the total voting power of all classes of stock then outstanding of Guarantor entitled to vote in the election of directors; or (c) Guarantor’s merger into or consolidation with any other entity, or any other reorganization or transfer, directly or indirectly, of the ownership interests in Guarantor, in which the holders of the outstanding ownership interests in Guarantor immediately prior to such transaction receive or retain, in connection with such transaction on account of their ownership interests, ownership interests representing less than fifty percent (50%) of the voting power of the entity surviving such transaction; provided, however, that a Change of Control shall not include a merger effected exclusively for the purpose of changing the domicile of Guarantor or a merger of a Guarantor into Borrower or another Guarantor.

(b)  “Guarantor Loan Documents” means this Guaranty and any other guaranties, agreements, documents, or instruments now or hereafter executed by Guarantor evidencing, guarantying, securing or otherwise related to the Guarantor Obligations or the Loan, as this Guaranty and such other guaranties, agreements, documents, and instruments may be amended, modified, extended, renewed, or supplemented from time to time.

(c)  “Guaranty” means this Guaranty, as it may be amended, modified, extended, and renewed, from time to time.

(d)  “Loan” means a revolving line of credit in the maximum principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) made to Borrower by Lender pursuant to the Loan Agreement.

(e)  “Loan Agreement” means that certain Revolving Line of Credit Agreement of approximate even date herewith between Borrower and Lender, as amended, modified, extended or renewed from time to time.

(f)  “Loan Party” means Borrower, Guarantor, and each other person that from time to time is obligated to Lender under any Loan Document or grants any of the Collateral.

(g)  “Obligations” means the following:

(i)  Payment of principal, interest, costs, expenses, fees, and other amounts under the Note or other Loan Documents;

(ii)  Payment of all other amounts payable from time to time by Borrower under the Loan Documents; and

(iii)  The prompt and complete performance of the obligations of Borrower, as set forth in the Loan Agreement and other Loan Documents.

(h)  Actions by Lender. Unless otherwise expressly provided in this Guaranty, all determinations, consents, approvals, disapprovals, calculations, requirements, requests, acts, actions, elections, selections, opinions, judgments, options, exercise of rights, remedies or indemnities, satisfaction of conditions or other decisions of or to be made by Lender under this Guaranty shall be made in the reasonable discretion of Lender. Any reference to Lender’s “sole and absolute discretion” or similar phrases has the meaning represented by the phrase “sole and absolute discretion, acting in good faith”.

2.  GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH GUARANTOR ACKNOWLEDGES, GUARANTOR UNCONDITIONALLY AND IRREVOCABLY, AND JOINTLY AND SEVERALLY, GUARANTEES THE FULL PAYMENT AND PERFORMANCE WHEN DUE, BY ACCELERATION OR OTHERWISE, OF EACH AND ALL OBLIGATIONS. GUARANTOR AGREES THAT IMMEDIATELY UPON A FAILURE IN PAYMENT OR PERFORMANCE WHEN DUE OF ANY OR ALL OBLIGATIONS, GUARANTOR WILL PAY TO LENDER THE FULL AMOUNT OF, OR PERFORM IN FULL, SUCH OBLIGATIONS. ALL PAYMENTS UNDER THIS GUARANTY SHALL BE MADE TO LENDER IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA AT THE ADDRESS OF LENDER DESIGNATED IN THE LOAN AGREEMENT OR SUCH OTHER LOCATION AS LENDER MAY DESIGNATE IN WRITING. ANY AMOUNT PAYABLE UNDER THIS GUARANTY NOT PAID WHEN DUE, AND ANY JUDGMENT FOR SUCH AN AMOUNT AND INTEREST THEREON, SHALL BEAR INTEREST AT THE DEFAULT INTEREST RATE FROM THE DUE DATE OR SUCH JUDGMENT DATE, RESPECTIVELY, UNTIL SUCH AMOUNT AND INTEREST THEREON ARE PAID IN FULL. GUARANTOR AGREES TO PAY SUCH INTEREST ON DEMAND. ALL OF GUARANTOR’S OBLIGATIONS HEREUNDER WILL BE PAID AND PERFORMED BY GUARANTOR WITHOUT COUNTERCLAIM, DEDUCTION, DEFENSE, DEFERMENT, REDUCTION, OR SET-OFF (all of the foregoing obligations of Guarantor and any and all other obligations, duties and responsibilities of Guarantor hereunder shall be referred to herein collectively as the “Guarantor Obligations”).

3.  SECURITY. Payment and performance of the Guarantor Obligations by Guarantor shall be secured by a Security Agreement of even date herewith by and between Guarantor and Lender, creating a first priority security interest in all personal property assets of each Guarantor.

4.  GUARANTOR REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as of the date of this Guaranty:

(a)  Organization and Powers. Guarantor is either a corporation, a limited liability company, or a limited partnership duly organized and validly existing under the laws of the State of Utah. Guarantor has all requisite power and authority, rights and franchises to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform this Guaranty and the other Loan Documents to which it is a party. The address of Guarantor’s chief executive office and principal place of business is c/o Franklin Covey Co, 2200 West Parkway Blvd., Salt Lake City, Utah 84119.

(b)  Good Standing. Guarantor has made all filings and is in good standing in the State of Utah, and in each other jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary and where failure to make such filings would result in a Material Adverse Change.

(c)  Authorization. The execution, delivery and performance of the Guarantor Loan Documents by Guarantor are within Guarantor’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary action by Guarantor and its directors, shareholders, members, managers and partners, as applicable.

(d)  No Conflict. The execution, delivery and performance of the Guarantor Loan Documents by Guarantor will not violate (1) any provision of the Guarantor Operating Documents; (2) any legal requirement affecting Guarantor or any of Guarantor’s respective properties except where a violation of such requirement would not result in a Material Adverse Change; or (3) any agreement to which Guarantor is bound or to which Guarantor is a party, except where a violation of any such agreement would not result in a Material Adverse Change, and will not result in or require the creation (except as provided in or contemplated by this Guaranty and the Loan Agreement) of any Lien or Encumbrance upon any of such properties.

(e)  No Approvals, etc. All governmental or regulatory orders, consents, permits, authorizations and approvals required for the present use and operation of the Guarantor’s business and the Collateral pledged by Guarantor have been obtained and are in full force and effect, except where failure to obtain such orders, consents, permits, authorizations or approvals would not result in a Material Adverse Change. To the knowledge of Guarantor, no additional governmental or regulatory actions, filings or registrations with respect to the Guarantor’s business and the Collateral pledged by Guarantor, and no approvals, authorizations or consents of any trustee or holder of any Indebtedness or obligation of Guarantor are required for the due execution, delivery and performance by Guarantor of their respective duties and obligations under the Guarantor Loan Documents.

(f)  Binding Obligations. This Guaranty and the other Guarantor Loan Documents have been duly executed by Guarantor, and are the legally valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Requirements of Laws affecting creditors’ rights generally and by general principles of equity.

(g)  Solvency. After giving effect to this Guaranty, Guarantor is solvent. As used in the preceding sentence, “solvent” means, with respect to any person, that at the time of determination:

(i)  the fair value of its assets, both at fair valuation and at present fair saleable value, is in excess of the total amount of its liabilities, including, without limitation, contingent claims; and

(ii)  it is then able and expects to be able to pay its debts as they mature; and

(iii)  it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Contingent liabilities (such as litigation, guaranties, including but not limited to this Guaranty, and pension plan liabilities) shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

(h)  Inducement. Guarantor acknowledges and agrees that this Guaranty is being executed and delivered in connection with, and as an inducement for Lender to extend, various credit accommodations to Borrower that are beneficial to the ongoing business and operations of Borrower and Guarantor.

5.  GUARANTOR COVENANTS. Until the Obligations are paid and performed in full, Guarantor agrees that, unless Lender otherwise agrees in writing in Lender’s absolute and sole discretion:

(a)  Keeping Informed About Borrower and Transaction. Guarantor understands the Obligations and the Guarantor Obligations and has had access to information about the financial condition of Borrower and the ability of Borrower to perform the Obligations. Guarantor assumes responsibility for acquiring and maintaining all necessary information concerning the financial condition of the Borrower, and any and all endorsers and other guarantors of any instrument or document evidencing all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or circumstances.

(b)  Transfer of Assets. Unless such action would result in a Material Adverse Change (without taking into consideration subsections (iii) and (iv) of the definition of Material Adverse Change), Guarantor may sell, convey, transfer, assign or dispose of Guarantor’s properties or assets, or any right, title or interest, or any part thereof, or enter into any lease covering all or any portion thereof or an undivided interest therein, either voluntarily, involuntarily, or otherwise; provided, however, that Guarantor shall not sell, transfer, lease, or otherwise dispose of all or any substantial part of its properties or assets other than such a sale, transfer, lease or disposition to Borrower or another Guarantor.

(c)  Change of Control. Without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed, Guarantor shall not cause, permit, or suffer any Change of Control to occur.

6.  SPECIAL PROVISIONS.

(a)  Nature of Guaranty. This Guaranty is absolute, continuing, irrevocable, and unconditional. This Guaranty is a guaranty of payment and performance when due and not of collection. This Guaranty shall be effective and remain in full force and effect until all Obligations are paid and performed in full, regardless of (i) the genuineness, regularity, legality, validity, or enforceability of any or all of the liens and encumbrances securing the Obligations, the Loan Documents, or the Obligations, (ii) any law, regulation, or rule (federal, state, or local) or any action by any Governmental Authority discharging, reducing, varying the terms of payment, or otherwise modifying any of the Obligations or any of the liens and encumbrances securing the Obligations, or (iii) the death, dissolution, or liquidation of Borrower or any Guarantor.

(b)  Enforcement Against Guarantor Without Other Action. Lender, in its sole and absolute discretion, may enforce this Guaranty against any Guarantor without first having sought enforcement of any Loan Documents against Borrower, any other Guarantor, or any collateral.

(c)  Events Not Affecting Guarantor Obligations. The following shall not affect, impair, or delay the enforcement of this Guaranty, regardless of the impact upon any contribution, exoneration, indemnification, reimbursement, subrogation, and other rights of Guarantor:

(i)  The bankruptcy, death, disability, dissolution, incompetence, insolvency, liquidation, or reorganization of Borrower.

(ii)  Any defense of Borrower to payment or performance of any or all Obligations, or enforcement of any or all liens and encumbrances securing the Obligations on this Guaranty.

(iii)  The disallowance, discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all Obligations, or any or all liens and encumbrances securing the Obligations, in any bankruptcy, insolvency, reorganization, or other legal proceeding or by any law, ordinance, regulation, or rule (federal, state, or local).

(iv)  The cessation of liability of Borrower for any or all Obligations without full satisfaction of such Obligations.

(d)  Acts and Omissions of Lender Not Affecting this Guaranty. The following acts and omissions of Lender, in each case in its sole and absolute discretion, shall not affect, delay, or impair this Guaranty, regardless of the impact upon any contribution, exoneration, indemnification, reimbursement, subrogation, or other rights of Guarantor:

(i)  Lender may compromise, delay enforcement, fail to enforce, release, settle, or waive any or all Obligations of Borrower or any or all rights and remedies of Lender against Borrower.

(ii)  Lender may make advances, issue letters of credit, or grant other financial accommodations for Borrower without requiring satisfaction of all conditions precedent in the Loan Documents.

(iii)  Lender may obtain, substitute, and release collateral or additional collateral for the Obligations or this Guaranty.

(iv)  Lender may fail to perfect, fail to protect the priority of, and fail to insure any or all liens and encumbrances in such collateral.

(v)  Lender may fail to inspect, insure, maintain, preserve, or protect any or all such collateral.

(vi)  Lender may enforce, compromise, delay enforcement, fail to enforce, settle, or waive any rights and remedies of Lender as to any or all such collateral.

(vii)  Lender may assemble, sell, or otherwise dispose of any collateral in any manner and order Lender determines in its absolute and sole discretion, and disposition may be for no value, or for less than fair market value, of the collateral in the absolute and sole discretion of Lender. With respect to any collateral that is personal property, Lender shall give Guarantor ten (10) days’ prior written notice of any sale or other disposition, except for personal property collateral that is perishable, threatens to decline speedily in value, is of a type customarily sold on a recognized market, or is cash, cash equivalents, certificates of deposit or the like, and except as to Lender’s right of set-off. Guarantor’s sole right with respect to all collateral shall be to bid at a sale thereof in accordance with applicable law.

(viii)  Lender may obtain additional obligors for any or all Obligations, and may substitute or release Borrower or any other obligor.

(ix)  Lender may fail to file or pursue a claim in any bankruptcy, insolvency, probate, reorganization, or other proceeding as to any or all Obligations or any or all liens and encumbrances securing the Obligations.

(x)  Lender may subordinate (A) any or all liens and encumbrances securing the Obligations or this Guaranty, or (B) any or all Obligations.

(xi)  Lender may amend, modify, extend, renew, restate, supplement, or terminate in whole or in part any or all Loan Documents.

(xii)  Lender may assign any or all of its rights and delegate its obligations under the Loan Documents, in whole or in part (including, without limitation, by participation).

(xiii)  Lender may do any other act or make any other omission that might otherwise constitute an extinguishment or a legal or equitable discharge of, or defense by, Guarantor.

7.  GUARANTOR WAIVERS.

(a)  Note and Notice Waivers. Guarantor waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices or demands of any kind (including, without limitation, notice of the acceptance by Lender of this Guaranty, notice of the existence, creation, non-payment, or non-performance of any or all Obligations, and notice of the acts or omissions described in Sections 6(c) and 6(d), excepting only notices specifically provided for in this Guaranty).

(b)  Waiver of Acts and Omissions of Lender. Guarantor waives any defense to enforcement of the Guarantor Obligations or any liens and encumbrances granted by Guarantor based on acts and omissions of Lender described in Sections 6(c) and 6(d).

(c)  Waiver of Statutory Provisions. Guarantor waives any and all rights and benefits under Utah Code Annotated§ 78-37-1, Utah Code Annotated§ 57-1-32 and any other similar or replacement statutes or rules now or hereafter in effect and any other statutes or rules now or hereafter in effect that purport to confer specific rights upon, or make specific defenses or procedures available to, guarantors, or limit the right of Lender to recover a deficiency judgment, or to otherwise proceed, against any person or entity obligated for payment of the Loan, after any trustee’s sale, any judicial foreclosure sale or any personal property sale of any collateral securing the Loan.

(d)  Waiver of Statute of Limitations. To the full extent permitted by law, Guarantor waives any and all statutes of limitations as a defense to any or all Obligations.

(e)  Waiver of Law and Equitable Principles Conflicting With This Guaranty. Guarantor waives any and all provisions of law and equitable principles that conflict with this Guaranty.

(f)  Waiver of Any Obligation of Lender to Inform Guarantor. Guarantor waives any right to require Lender, and Lender shall have no obligation, to provide to Guarantor any information concerning performance of the Obligations, the ability of Borrower to perform the Obligations, or any other matter, regardless of what information Lender may have from time to time.

(g)  Waiver of Contribution, Exoneration, Indemnification, Reimbursement, Subrogation, and Other Rights Against Borrower and Other Loan Parties. Until such time as the Obligations have been fully satisfied, Guarantor waives any and all present and future claims, remedies, and rights of Guarantor against Borrower or any other guarantor, any collateral, and any other property, interests in property, or rights to property of Borrower or any other guarantor (i) arising from any performance by Guarantor hereunder, (ii) arising from any application of any collateral or any other property, interests in property, or rights to property of Guarantor to payment or performance of the Obligations, or (iii) otherwise arising in respect of the Loan Documents, regardless of whether such claims, remedies, and rights arise under any present or future agreement, document, or instrument or are provided by any law, ordinance, regulation, or rule (federal, state, or local) (including, without limitation, (A) any and all rights of contribution, exoneration, indemnity, reimbursement, and subrogation, and (B) any and all rights to participate in the rights and remedies of Lender against Borrower, any other guarantor, and any collateral).

(h)  WAIVER OF JURY TRIAL. EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED UPON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i)  WAIVER OF SPECIAL DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS, THE LOAN OR THE USE OF THE PROCEEDS THEREOF.

(j)  MISCELLANEOUS WAIVERS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY OR THE OTHER GUARANTOR LOAN DOCUMENTS (EACH, A “PROCEEDING”), GUARANTOR IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF SALT LAKE, COUNTY OF SALT LAKE AND STATE OF UTAH, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. GUARANTOR FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY UTAH STATE OR UNITED STATES COURT SITTING IN THE CITY OF SALT LAKE AND COUNTY OF SALT LAKE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF GUARANTOR SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

8.  SUBORDINATION. If from time to time Borrower shall have liabilities or obligations to Guarantor, such liabilities and obligations and any and all assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, and other interests and rights securing such liabilities and obligations shall at all times be fully subordinate with respect to (a) assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance, and other interest and right (if any), (b) time and right of payment and performance, and (c) rights against any collateral therefor (if any), to payment and performance in full of the Obligations and the right of Lender to realize upon any or all Collateral. Guarantor agrees that such liabilities and obligations of Borrower to Guarantor shall not be secured by any assignment as security, grant in trust, lien, mortgage, security interest, other encumbrance or other interest or right in any property, interests in property, or rights to property of Borrower and that during the continuance of an Event of Default, Borrower shall not pay, and Guarantor shall not receive, payments of any or all liabilities or obligations of Borrower to Guarantor until after payment and performance of the Obligations in full, unless Lender consents thereto in writing. If, notwithstanding the foregoing, during the continuance of an Event of Default, Guarantor receives any payment from Borrower, such payment shall be held in trust by Guarantor for the benefit of Lender, shall be segregated from the other funds of Guarantor, and shall forthwith be paid by Guarantor to Lender and applied to payment of the Obligations, whether or not then due. To secure this Guaranty, Guarantor grants to Lender a lien and security interest in all liabilities and obligations of Borrower to Guarantor, in any assignments as security, grants in trust, liens, mortgages, security interests, other encumbrances, other interests or rights securing such liabilities and obligations, and in all of Guarantor’s right, title, and interest in and to any payments, property, interests in property, or rights to property acquired or received by Guarantor from Borrower in respect of any liabilities or obligations of Borrower to Guarantor.

9.  LIMITATION ON OBLIGATIONS. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by Guarantor or Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being Guarantor’s “Maximum Liability”). This Section 9 with respect to the Maximum Liability of Guarantor is intended solely to preserve the rights of Lender hereunder to the maximum extent not subject to avoidance under applicable law, and neither Guarantor nor any other person or entity shall have any right or claim under this Section 9 with respect to the Maximum Liability, except to the extent necessary so that the obligations of Guarantor hereunder shall not be rendered voidable under applicable law.

10.  RIGHTS AND REMEDIES OF LENDER. The rights and remedies of Lender shall be cumulative and non-exclusive. Delay, discontinuance, or failure to exercise any right or remedy of Lender shall not be a waiver thereof, of any other right or remedy of Lender, or of the time of the essence provision. Exercise of any right or remedy of Lender shall not cure or waive any Event of Default or invalidate any act done in response to any Event of Default.

11.  SURVIVAL. The representations, warranties, and covenants of Guarantor in this Guaranty shall survive the execution and delivery of this Guaranty.

12.  INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, WAIVER, APPROVAL, CONSENT, ETC. This Guaranty contains the complete understanding and agreement of Guarantor and Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of this Guaranty may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto. Delay or failure by Lender to insist on performance of any obligation when due or compliance with any other term or condition in this Guaranty shall not operate as a waiver thereof or of any other obligation, term, or condition or of the time of the essence provision. Acceptance of late payments or performance shall not be a waiver of the time of the essence provision, the right of Lender to require that subsequent payments or performance be made when due, or the right of Lender to declare an Event of Default if subsequent payments or performance are not made when due. Any approval, consent, or statement that a matter is satisfactory by Lender under this Guaranty must be in writing executed by Lender and shall apply only to the person(s) and facts specifically set forth in the writing.

13.  BINDING EFFECT. This Guaranty shall be binding upon Guarantor and shall inure to the benefit of Lender and their successors and assigns, and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Guarantor, provided, however, that Guarantor may not delegate any of its obligations under this Guaranty and any purported delegation shall be void. Lender may from time to time in its absolute and sole discretion assign its rights and delegate its obligations under the Loan Documents, in whole or in part, without notice to or consent by Guarantor (including, without limitation, participation). In addition to any greater or lesser limitation provided by law, Guarantor shall not assert against any assignee of Lender any claims or defenses Guarantor may have against Lender, except claims and defenses, if any, arising under this Guaranty.

14.  COSTS, EXPENSES, AND FEES. Guarantor shall promptly pay to Lender, upon demand, with interest thereon at the Default Interest Rate, reasonable attorneys’ fees and all costs and other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided for in this Guaranty.

15.  SEVERABILITY. If any provision or any part of any provision of this Guaranty is unenforceable, the enforceability of the other provisions or the other provisions and the remainder of the subject provision, respectively, shall not be affected and they shall remain in full force and effect.

16.  CHOICE OF LAW. THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY AND THE OTHER GUARANTOR LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, IN ANY OTHER COURT IN WHICH A PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF GUARANTOR, AND BY ACCEPTANCE HEREOF, LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH.

17.  TIME OF THE ESSENCE. Time is of the essence with regard to each provision of this Guaranty as to which time is a factor.

18.  NOTICES AND DEMANDS. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested (except for any notice address which is a post office box, in which case notice may be given by first class mail), through the United States Postal Service to the addresses shown below, or such other address which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail, shall be deemed given two (2) Business Days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

To Lender:         JPMorgan Chase Bank, N.A.
80 West Broadway, Suite 200
Salt Lake City, Utah 84101
Attn: Paul Sommer

with a copy to:    Snell & Wilmer L.L.P.
Gateway Tower West
15 West South Temple, Suite 1200
Salt Lake City, Utah 84101
Attn: Brian D. Cunningham, Esq.

To Guarantor:        c/o Franklin Covey Co.
2200 West Parkway Blvd.
Salt Lake City, Utah 84110
Attn: Richard Putnam

with a copy to:    Dorsey & Whitney LLP
170 South Main Street, Suite 900
Salt Lake City, Utah 84101
Attn: Nolan S. Taylor, Esq.

19.  JOINT AND SEVERAL OBLIGATIONS. This Guaranty may be executed by more than one person, and in such event the obligations hereunder shall be the joint and several obligations of each such person. Each reference to Guarantor shall be a reference to each person executing this Guaranty individually and to all such persons collectively. Each Guarantor’s liability is independent of the obligations of the other Guarantors. Lender may bring an action against any Guarantor to enforce this Guaranty, whether an action is brought against the other Guarantors.

20.  PARTIAL PERFORMANCE. Guarantor’s performance of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for the Obligations which are not performed. Without in any way limiting the generality of the foregoing, in the event that Lender is awarded a judgment in any suit brought to enforce Guarantor’s covenant to perform a portion of the Obligations, such judgment shall in no way be deemed to release Guarantor from its covenant to perform any portion of the Obligations which is not the subject of the suit.

21.  INDEMNIFICATION OF LENDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR AGREES TO PROTECT, INDEMNIFY, DEFEND AND SAVE HARMLESS LENDER, ITS DIRECTORS, OFFICERS, AGENTS, ATTORNEYS, AND EMPLOYEES FOR, FROM, AND AGAINST ANY AND ALL LIABILITY, EXPENSE, OR DAMAGE OF ANY KIND OR NATURE AND FOR, FROM, AND AGAINST ANY SUITS, CLAIMS, OR DEMANDS, INCLUDING REASONABLE ATTORNEY’S FEES AND EXPENSES ON ACCOUNT OF ANY MATTER OR THING OR ACTION, WHETHER IN SUIT OR NOT, ARISING OUT OF THIS GUARANTY, OR IN CONNECTION HEREWITH, EXCLUDING HOWEVER, ANY MATTERS ARISING OUT OF AN INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ANY MATTERS ARISING AFTER LENDER HAS TAKEN TITLE TO OR POSSESSION OF THE COLLATERAL PLEDGED BY ANY GUARANTOR DOCUMENT. Upon receiving knowledge of any suit, claim, or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Guarantor notice of the matter and an opportunity to defend it, at Guarantor's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Guarantor to so defend the matter. The obligations on the part of Guarantor under this Section 21 shall survive the payment and performance of the Obligations.

22.  RESCISSION OR RETURN OF PAYMENTS. If at any time or from time to time, whether before or after payment and performance of the Obligations in full, all or any part of any amount received by Lender in payment of, or on account of, any Obligation is or must be, or is claimed to be, avoided, rescinded, or returned by Lender to Guarantor or any other person for any reason whatsoever (including, without limitation, bankruptcy, insolvency, or reorganization of Guarantor or any other person), such Obligation and any liens and encumbrances that secured such Obligation at the time such avoided, rescinded, or returned payment was received by Lender shall be deemed to have continued in existence or shall be reinstated, as the case may be, all as though such payment had not been received.

23.  COUNTERPART EXECUTION. This Guaranty may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Guaranty to physically form one document. Facsimile signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

24.  RIGHT OF SET-OFF. In addition to any other rights and remedies of Lender, upon the occurrence of an Event of Default, including the failure of Guarantor to timely perform any obligation hereunder, Lender is authorized at any time and from time to time during the continuance of such default or Event of Default, without prior notice to Guarantor (any such notice being waived by Guarantor to the fullest extent permitted by law) to set-off and apply any and all deposits or deposit accounts (general or special, time or demand, provisional or final) at any time held by Lender to or for the credit or the account of Guarantor against any and all obligations of Guarantor under the Loan Documents, now or hereafter existing, irrespective of whether or not Lender shall have made demand under this Guaranty or any other Loan Document and although such amounts owed may be contingent or unmatured.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.

FRANKLIN COVEY PRINTING, INC.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

FRANKLIN DEVELOPMENT CORPORATION
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Vice President

FRANKLIN COVEY TRAVEL, INC.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

FRANKLIN COVEY CATALOG SALES, INC.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

FRANKLIN COVEY CLIENT SALES, INC.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

FRANKLIN COVEY PRODUCT SALES, INC.
a Utah corporation
By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

FRANKLIN COVEY SERVICES, L.L.C.
a Utah limited liability company
By:	FRANKLIN COVEY CLIENT SALES, INC.
a Utah corporation, its member
	By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Treasurer

By:	FRANKLIN DEVELOPMENT CORPORATION
a Utah corporation
	By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Vice President

FRANKLIN COVEY MARKETING, LTD.
a Utah limited partnership
By:	FRANKLIN COVEY DEVELOPMENT CORPORATION
a Utah corporation, its general partner
	By:	/s/ RICHARD PUTNAM
Name: Richard Putnam
Title: Vice President "Guarantor"